Exhibit 99.1

Canopy Growth Announces CBI Conversion to Exchangeable Shares and Newly Constituted Board of Directors

Conversion of Greenstar Promissory Note into Exchangeable Shares further improves Canopy’s balance sheet through the elimination of short term debt, reduces overall debt balance by C$100MM

SMITHS FALLS, ONTARIO (April 18 2024) – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) announced today that in connection with the creation of the non-voting and non-participating exchangeable shares in the capital of Canopy Growth (the “Exchangeable Shares”), on April 18, 2024, Greenstar Canada Investment Limited Partnership (“Greenstar”) and CBG Holdings LLC (“CBG” and, together with Greenstar, the “CBG Group”), each a wholly-owned subsidiary of Constellation Brands, Inc. (“CBI”), exchanged all 17,149,925 common shares in the capital of the Company (the “Common Shares”) they collectively held for 17,149,925 Exchangeable Shares (the “CBI Exchange”) for no consideration. As a result of the CBI Exchange, the CBG Group no longer holds any Common Shares. Each Exchangeable Share is convertible, at the option of the holder, into one Common Share. The Exchangeable Shares are not traded on a public market and represent an interest in Canopy Growth directly, not Canopy USA, LLC (“Canopy USA”).

“This is another important step forward for the Canopy USA strategy following the recent and overwhelming approval of our shareholders to create this exchangeable class of shares,” said David Klein, Chief Executive Officer of Canopy Growth. “We look forward to maintaining an enduring positive relationship with CBI as our largest shareholder, and to the further advancement of the Canopy USA strategy that this change enables as Canopy USA moves forward with the acquisitions of Wana, Jetty and Acreage.”

As previously disclosed by the Company, on April 18, 2019, CBG, Greenstar and Canopy Growth entered into a second amended and restated investor rights agreement (the “Investor Rights Agreement”), pursuant to which the CBG Group, among other things, was entitled to designate four nominees for election or appointment to the board of directors of the Company (the “Board”), subject to certain conditions set out in the Investor Rights Agreement (the “Nominee Rights”).

In accordance with the consent agreement dated October 24, 2022 among CBG, Greenstar and Canopy Growth (the “Consent Agreement”) and as a result of the CBI Exchange, CBG, Greenstar and Canopy Growth have terminated the Investor Rights Agreement, along with an administrative services agreement, co-development agreement, and all other commercial arrangements between them and their subsidiaries, other than the Consent Agreement, certain termination agreements and the Exchange Agreement (as defined below) As a result, CBI no longer holds any governance rights in relation to Canopy Growth, including the Nominee Rights.

In connection with the termination of the Investor Rights Agreement and subsequent to the Note Exchange (as defined below), on April 18, 2024, Garth Hankinson, Judy Schmeling and James Sabia (collectively, the “CBG Nominees”) each provided notice to the Company of his or her decision to resign from the Board effective immediately (the “CBI Resignations”). Each of the CBG Nominees had been a nominee of the CBG Group under the Investor Rights Agreement.

Ms. Schmeling had served as Chair of the Board and as a member of the Audit Committee of the Board, and Mr. Sabia had served as a member of the Corporate Governance, Compensation and Nominating Committee of the Board (the “CGCN Committee”).

None of the CBI Resignations were the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Following the CBI Resignations, the Board is now comprised of:

•	David Lazzarato (Chair of the Board, Member of the Audit Committee and Member of the CGCN Committee);

•	Willy Kruh (Director and Chair of the Audit Committee);

•	Theresa Yanofsky (Director, Chair of the CGCN Committee and Member of the Audit Committee);

•	Luc Mongeau (Director and Member of the CGCN Committee); and

•	David Klein (Chief Executive Officer and Director).

The Company also announced that on April 18, 2024, Canopy Growth entered into an exchange agreement (the “Exchange Agreement”) with Greenstar, pursuant to which Greenstar converted approximately C$81.2 million of the principal amount of the C$100 million principal amount promissory note issued to Greenstar by Canopy Growth on April 14, 2023 (the “Promissory Note”) into 9,111,549 Exchangeable Shares (the “Note Exchange” and together with the CBI Exchange, the “Transactions”), calculated based on a price per Exchangeable Share equal to C$8.91. Pursuant to the terms of the Exchange Agreement, all accrued but unpaid interest on the Promissory Note together with the remaining principal amount of the Promissory Note was cancelled and forgiven for no additional consideration by Greenstar. Following the closing of the Note Exchange, there is no outstanding balance owing under the Promissory Note and the Promissory Note has been cancelled, which has resulted in an overall reduction in debt on the Company’s balance sheet in the amount of C$100 million. As a result of the Transactions, CBG and Greenstar now hold an aggregate of 26,261,474 Exchangeable Shares.

The Note Exchange is considered to be a “related party transaction” within the meaning of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). Pursuant to Section 5.5(a) and 5.7(1)(a) of MI 61-101, the Company is exempt from obtaining a formal valuation and minority approval of the Company’s shareholders with respect to the Note Exchange as the fair market value of the Note Exchange is below 25% of the Company’s market capitalization as determined in accordance with MI 61-101. In addition, the Note Exchange was approved by the board of directors of the Company with the CBG Nominees each having disclosed their interest in the Note Exchange by virtue of their positions with CBI and abstaining from voting thereon. The Company did not file a material change report 21 days prior to the closing of the Note Exchange as the details of the Note Exchange had not been finalized at that time. The Company has not received, nor has it requested, a valuation of its securities or the subject matter of the Note Exchange in the 24 months prior to the date hereof.

More Information

Nik Schwenker

Vice President, Communications

media@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

tyler.burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a leading North American cannabis and consumer packaged goods (“CPG”) company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Canopy Growth’s CPG portfolio features gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high- quality cannabis extracts and pioneer of clean vape technology.

Beyond its world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment – pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.

Notice Regarding Forward-Looking Information

This press release contains “forward-looking statements” within the meaning of applicable securities laws, which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements include, but are not limited to, statements with respect to: expectations regarding the advancement or acceleration of the Canopy USA strategy; expectations regarding the Company’s continued relationship with CBI; the timing and outcome of Canopy USA’s exercise of rights to acquire its U.S. assets in Wana Wellness, LLC, The CIMA Group, LLC and Mountain High Products, LLC (referred to herein as Wana), Lemurian, Inc. (referred to herein as Jetty) and Acreage Holdings, Inc. (referred to herein as Acreage) including the satisfaction or waiver of the closing conditions set out in the underlying agreements and receipt of all regulatory approval; expectations regarding the U.S. federal laws and regulations and any amendments thereto; expectations regarding the potential success of, and the costs and benefits associated with, our acquisitions, joint ventures, strategic alliances, equity investments and dispositions; our ability to successfully create and launch brands and further create, launch and scale cannabis-based products; our ability to continue as a going concern; our ability to execute on our strategy and the anticipated benefits of such strategy; the timing and nature of legislative changes in the U.S. regarding the regulation of cannabis, including THC; the future performance of our business and operations; and our ability to comply with the listing requirements of the Nasdaq Stock Market LLC and the Toronto Stock Exchange.

The forward-looking statements contained herein are based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including, without limitation: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) general economic, financial market, regulatory and political conditions in which we operate; (iii) anticipated and unanticipated costs; (iv) government regulation; (v) our ability to realize anticipated benefits, synergies or generate revenue, profits or value; and (xiii) other considerations that management believes to be appropriate in the circumstances. While our management considers these assumptions to be reasonable based on information currently available to management, there is no assurance that such expectations will prove to be correct.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release and other reports we file with, or furnish to, the United States Securities and Exchange Commission (the “SEC”) and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf. Such factors include, without limitation, our limited operating history; the diversion of management time on issues related to Canopy USA; the risks the risks relating to the conditions precedent to the acquisitions of Acreage, Wana and Jetty not being satisfied or waived; the risks related to Acreage’s financial statements expressing doubt about its ability to continue as a going concern; the fact that we have yet to receive audited financial statements from Jetty; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); volatility in and/or degradation of general economic, market, industry or business conditions; compliance with applicable policies and regulations; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; inflation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; the risks related to the Exchangeable Shares having different rights from our Common Shares and the fact that there may never be a trading market for the Exchangeable Shares; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; and the factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 filed with the SEC on EDGAR and with the Canadian securities regulators on SEDAR+ on June 22, 2023 and in Item 1A of Part II of the Company’s Form 10-Q for the fiscal quarter ended December 31, 2023 filed with the SEC on EDGAR and with the Canadian securities regulators on SEDAR+ on February 9, 2024. Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements are made as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking statements, except as required by law. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.